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                                                                   EXHIBIT 10.20

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT,
                               WAIVER AND CONSENT


         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT, WAIVER AND CONSENT (this "Amendment") is made and entered into as of August 22, 2001 by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation ("Lender"), and EXABYTE CORPORATION, a Delaware corporation ("Borrower").

         WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement dated as of May 16, 2000, as amended by that certain First Amendment to Loan and Security Agreement, dated as of September 29, 2000 and that certain Second Amendment to Loan and Security Agreement dated as of February 7, 2001 (as amended, the "Agreement");

         WHEREAS, Borrower and Lender desire to amend the Agreement in the manner provided below;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS

         Section 2.01. Amendment to Section 9.15 of the Agreement. Effective as of the date hereof, Section 9.15 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  "9.15 Tangible Net Worth. Borrower shall maintain Tangible Net Worth of not less than the amounts set forth below as of the end of the corresponding quarters set forth below, provided, however, that for the purposes of this Section, non-cash write-offs (excluding the write-off of current and long term deferred tax assets) taken in accordance with GAAP in fiscal years 2000 and 2001 shall be excluded form the calculation of Tangible Net Worth:


Third Amendment to Loan and Security Agreement
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
                                                      Minimum Tangible
                            Period                        Net Worth
                            ------                    ----------------
                July 1, 2001 through September           $11,550,000
                30, 2001
                October 1, 2001 through                  $ 8,350,000
                December 31, 2001
                January 1, 2002 through March            $ 8,350,000
                31, 2002
                April 1, 2002 through June 30,           $ 9,000,000
                2002
                July 1, 2002 through September           $10,300,000
                30, 2002
                October 1, 2002 through                  $12,300,000
                December 31, 2002
                January 1, 2003 through March            $ 9,000,000
                31, 2003

                                   ARTICLE III
                              CONDITIONS PRECEDENT

         Section 3.01. Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender:

                  (a) Lender shall have received the following documents, duly executed by the parties thereto:

                  (i) this Amendment;

                  (ii) a Company General Certificate dated as of the date of this Amendment, in form and substance satisfactory to Lender, certified by the Secretary of Borrower certifying among other things, (x) that Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all such other loan documents to which it is or is to be a party, and (y) the names of the officers of such Borrower authorized to sign this Amendment and each of such other loan documents to which it is or is to be a party

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Third Amendment to Loan and Security Agreement
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         hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

         (b) The representations and warranties contained herein, in the Agreement, as amended hereby, and/or in the other documents and agreements relating hereto or thereto (hereinafter individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents") shall be true and correct as of the date hereof as if made on the date hereof;

         (c) Except as waived hereby, no default shall have occurred under the Agreement or any of the other Loan Documents and be continuing, unless such default has been specifically waived in writing by Lender;

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Patton Boggs LLP;

         (e) The financing transaction between Borrower and certain lenders (the "Bridge Lenders") who are also beneficial owners of capital stock of Ecrix Corporation, a Delaware corporation ("Ecrix"), shall have been consummated pursuant to the terms of the Loan and Security Agreement, dated as of even date herewith (the "Bridge Loan Agreement"), a copy of which is attached hereto (the "Bridge Loan") and Borrower shall have furnished Lender a copy of a fully executed counterpart of the Bridge Loan Agreement and the documents and instruments executed in connection with the Bridge Loan;

         (f) Lender shall have received from Borrower a closing fee for this Amendment in the amount of $50,000, which fee shall be deemed fully earned and nonrefundable upon receipt thereof; and

         (g) The Bridge Lenders and Lender shall have executed a Subordination and Intercreditor Agreement of even date herewith (the "Intercreditor Agreement") with respect to certain assets of Borrower pursuant to terms and conditions satisfactory to Lender in its sole discretion.

         Section 3.02. Conditions Precedent to Merger.

         (a) As soon as available, Borrower shall deliver to Lender a copy of the executed Merger Agreement and related documents (as defined below) and the Intercreditor Agreement;

         (b) The representations and warranties of Borrower contained herein, in the Agreement, as amended hereby, and/or in the other documents and agreements relating hereto or thereto (hereinafter individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents") and in the Merger Agreement and related documents, shall be true and correct in all material respects as of the date hereof as if made on the date hereof;

         (c) No default shall have occurred under the Merger Agreement or any of the documents related to the Merger Agreement, and be continuing, unless such default has been specifically



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Third Amendment to Loan and Security Agreement
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waived in writing by the parties thereto and each the conditions precedent thereto shall have been met to the reasonable satisfaction of the parties thereto and the Lender;

         (d) All corporate proceedings taken in connection with the transactions contemplated by the Merger Agreement and the related documents shall be satisfactory to Lender and its legal counsel, Patton Boggs LLP;

         (e) Borrower shall have made such changes and amendments to the Financing Agreements as Lender may reasonably require to reflect final consummation and structure of the Merger including but not limited to changes to
Section 9.12 with respect to limitations on distributions, transactions with affiliates, cash flow and investments in subsidiaries, as Lender may reasonable request; and

         (e) Lender shall have received a certificate regarding the solvency of Borrower after giving effect to the Merger, in form and substance satisfactory to Lender, executed by the chief financial officer of Borrower.


                                   ARTICLE IV
                           LIMITED WAIVER AND CONSENT

         SECTION 4.01. REQUESTED WAIVER. Borrower has requested (a) permission from the Lender (i)for Borrower to (w) execute, deliver and perform its obligations under the Bridge Loan Agreement; (x) issue and perform its obligations pursuant to 12% Subordinated Secured Convertible Notes to Bridge Lender (subject to the terms of the Intercreditor Agreement); (y) grant to Bridge Lenders a second lien security interest in the assets of Borrower, subject to the terms and conditions of the Intercreditor Agreement; and (z) use the proceeds of the Bridge Loan solely for general working capital purposes and to pay off certain trade creditors of Borrower (all of the foregoing hereinafter referred to as the "Loan Transaction") and (ii) to enter into, deliver and perform its obligations under an Agreement and Plan of Merger (the "Merger Agreement") dated as of even date herewith for the merger of a subsidiary of Borrower with and into Ecrix Corporation ("Ecrix") substantially on the terms of the Merger Agreement which has been previously supplied to Lender (the "Merger"), and (iii) for Borrower to (x) issue its Series H Convertible Preferred Stock (the "Series H Preferred") to the Bridge Lenders and certain other investors having the rights and preferences set forth in the form of Certificate of Designations for the Series H Preferred, a copy of which is attached hereto and (y) use the proceeds from the sale of the Series H Preferred solely for general working capital purposes and to pay off certain trade creditors of Borrower (all of the foregoing hereinafter referred to as the "Preferred Stock Transaction"), (b) that the Lender waive the covenants embodied in the Loan Agreement to the extent such covenants would be deemed violated due to execution, delivery and performance by Borrower of the Bridge Loan Agreement or the Merger Agreement, and the consummation of Merger and the Preferred Stock Transaction, and (c) waive any default or Event of Default arising as a result of Borrower's failure to maintain Tangible Net Worth as required pursuant to
Section 9.15 of the Agreement for each of the quarters ended March 31, 2001 and June 30, 2001.


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         SECTION 4.02 WAIVER AND CONSENT. Subject to the terms and conditions set forth herein in Article III, and in reliance on the representations and warranties of Borrower made herein, Lender hereby:

         (a) waives the covenants embodied in the Loan Agreement to the extent such covenants would be deemed violated solely due to the execution, delivery and performance by Borrower of the Bridge Loan Agreement or the Merger Agreement, and the consummation of the Merger and the Preferred Stock Transaction, provided, that Borrower shall not borrow funds under the Loan Agreement to pay any type of "break-up" or similar fee required by the Merger Agreement; and

         (b) waives any default or Event of Default as a result of Borrower's failure to maintain Tangible Net Worth as required pursuant to Section 9.15 of the Agreement for each of the quarters ended March 31, 2001 and June 30, 2001.


                                   ARTICLE V.
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         Section 5.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

         Section 6.02. Representations and Warranties. Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, (iii) other than as waived by Lender by this Amendment or prior documentation, Borrower is in compliance in all material respects with all covenants and agreements contained in the Agreement, as amended hereby, and (iv) Borrower has not amended its Certificate of Incorporation or Bylaws since May 16, 2000.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 6.01. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.



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         Section 6.02. Reference to Agreement. Each of the Loan Documents,
including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 6.03. Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Lender's legal counsel.

         Section 6.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid or unenforceable provision.

         SECTION 6.05. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 6.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         Section 6.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 6.08. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 6.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.


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         SECTION 6.10. NO ORAL AGREEMENTS. THE AGREEMENT AND THE OTHER LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         SECTION 6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


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         IN WITNESS WHEREOF, this Amendment has been duly executed by Borrower and Lender to be effective as of the date first above written.


LENDER:                                      BORROWER:

CONGRESS FINANCIAL CORPORATION               EXABYTE CORPORATION
(SOUTHWEST)


By:                                          By:
   ------------------------------               -------------------------------
Name:                                        Name:
     ----------------------------                 -----------------------------
Title:                                       Title:
      ---------------------------                  ----------------------------

ADDRESS:                                     CHIEF EXECUTIVE OFFICE:

1201 Main Street, Suite 1625                 1685 38th Street
Dallas, Texas 75202                          Boulder, Colorado 80229





Third Amendment to Loan and Security Agreement